Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Limco-Piedmont Inc. (the “Company”) for the quarterly period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Koch, Co-Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Koch*
Co-Chief Executive Officer
November 7, 2008

*	The originally executed copy of this Certification will be retained by the Company and will be made available for inspection upon request.

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CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Limco-Piedmont Inc. (the “Company”) for the quarterly period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Udi Netivi, Co-Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Udi Netivi*
Co-Chief Executive Officer
November 7, 2008

*	The originally executed copy of this Certification will be retained by the Company and will be made available for inspection upon request.

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